                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-71182 and 333-71104) of Strayer Education, Inc. of our report dated February 1, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



                                                  /s/ PricewaterhouseCoopers LLP


Washington, D.C.
March 28, 2002